Exhibit 1.2
AGENT ACCESSION LETTER
To:    American Honda Finance Corporation
1919 Torrance Blvd.
Torrance, California 90501
June 18, 2026
Ladies and Gentlemen,
Re: American Honda Finance Corporation
Medium-Term Notes, Series A
Medium-Term Notes, Series A (the “Notes”)
We refer to the Fourth Amended and Restated Distribution Agreement dated August 8, 2025 made between you and the Agents party thereto (the “Distribution Agreement”) and to the issue of the Notes to be offered and sold thereunder.
We confirm that we are in receipt of the documents referenced below and have found them to our satisfaction or, in the case of the documents referred to in (iii) below, have waived such production:
(i)a copy of the Distribution Agreement;
(ii)a copy of all current documents referred to in Section 3(f), 3(g) and 3(m) and the current Procedures referred to in Section 1(f) of the Distribution Agreement; and
(iii)a copy of all current documents referred to in Sections 5(b), 5(c), 5(d), 5(e) and 5(f) of the Distribution Agreement and Sections 3(o), 3(p)(i) and 3(q)(i) of the Distribution Agreement that were last furnished to the Agents in connection with the most recent amendment or supplement to the Registration Statement, the General Disclosure Package or the Prospectus.
For the purposes of the Distribution Agreement, our notice information is as follows:
BBVA Securities Inc.
Two Manhattan West
375 9th Avenue, 9th Floor
New York, New York 10001
Attention: US Debt Capital Markets
Email: ny.dcmoriginationus.group@bbva.com
In consideration of your appointing us, pursuant to Section 1(j) of the Distribution Agreement, as an “Agent” under the Distribution Agreement, we hereby undertake, with effect from and including the date hereof, for the benefit of you and each of the other Agents, that we will perform and comply with all the duties and obligations expressed to be assumed by an Agent under or pursuant to the Distribution Agreement.

This letter and that certain confirmation letter dated the date hereof from you to us shall hereafter be read and construed in conjunction and as one document with the Distribution Agreement, and references to “the Agreement,” “this Agreement” or “the Distribution Agreement” in the Distribution Agreement or in any other agreement, instrument or other document executed thereunder or delivered pursuant thereto shall for all purposes refer to the Distribution Agreement incorporating and as supplemented by this letter and that certain confirmation letter referenced above.
THIS LETTER AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK.
Sincerely yours,

BBVA Securities, Inc. By:/s/ Scott D. Whitney Title: Managing Director

CONFIRMATION LETTER
To:    BBVA Securities Inc.
Two Manhattan West
375 9th Avenue, 9th Floor
New York, New York 10001
June 18, 2026
Ladies and Gentlemen,
Re: American Honda Finance Corporation
Medium-Term Notes, Series A
We refer to the Fourth Amended and Restated Distribution Agreement, dated August 8, 2025 (the “Distribution Agreement”), entered into in respect of American Honda Finance Corporation’s (the “Company”) Medium-Term Notes, Series A and hereby acknowledge receipt of your Agent Accession Letter to us dated June 18, 2026.
In accordance with Section 1(j) of the Distribution Agreement, we hereby confirm that, with effect from and including the date hereof, the Company has appointed BBVA Securities Inc. (“you”), and you shall become, an Agent under the Distribution Agreement, vested with all the authority, rights, powers, duties and obligations of an Agent as if originally named as an Agent under the Distribution Agreement.
This letter and that certain accession letter dated the date hereof from you to us shall hereafter be read and construed in conjunction and as one document with the Distribution Agreement, and references to “the Agreement,” “this Agreement” or “the Distribution Agreement” in the Distribution Agreement or in any other agreement, instrument or other document executed thereunder or delivered pursuant thereto shall for all purposes refer to the Distribution Agreement incorporating and as supplemented by this letter and that certain accession letter referenced above.
Sincerely yours,

American Honda Finance Corporation By: /s/ Paul C. Honda Name: Paul C. Honda Title: Vice President and Treasurer

AGENT ACCESSION LETTER
To:    American Honda Finance Corporation
1919 Torrance Blvd.
Torrance, California 90501
June 18, 2026
Ladies and Gentlemen,
Re: American Honda Finance Corporation
Medium-Term Notes, Series A
Medium-Term Notes, Series A (the “Notes”)
We refer to the Fourth Amended and Restated Distribution Agreement dated August 8, 2025 made between you and the Agents party thereto (the “Distribution Agreement”) and to the issue of the Notes to be offered and sold thereunder.
We confirm that we are in receipt of the documents referenced below and have found them to our satisfaction or, in the case of the documents referred to in (iii) below, have waived such production:
(iv)a copy of the Distribution Agreement;
(v)a copy of all current documents referred to in Section 3(f), 3(g) and 3(m) and the current Procedures referred to in Section 1(f) of the Distribution Agreement; and
(vi)a copy of all current documents referred to in Sections 5(b), 5(c), 5(d), 5(e) and 5(f) of the Distribution Agreement and Sections 3(o), 3(p)(i) and 3(q)(i) of the Distribution Agreement that were last furnished to the Agents in connection with the most recent amendment or supplement to the Registration Statement, the General Disclosure Package or the Prospectus.
For the purposes of the Distribution Agreement, our notice information is as follows:
CIBC World Markets Corp.
300 Madison Avenue
8th Floor
New York, New York 10017
Attention: Execution Management
Email: DLCIBCUSEMG@cibc.com
In consideration of your appointing us, pursuant to Section 1(j) of the Distribution Agreement, as an “Agent” under the Distribution Agreement, we hereby undertake, with effect from and including the date hereof, for the benefit of you and each of the other Agents, that we will perform and comply with all the duties and obligations expressed to be assumed by an Agent under or pursuant to the Distribution Agreement.

This letter and that certain confirmation letter dated the date hereof from you to us shall hereafter be read and construed in conjunction and as one document with the Distribution Agreement, and references to “the Agreement,” “this Agreement” or “the Distribution Agreement” in the Distribution Agreement or in any other agreement, instrument or other document executed thereunder or delivered pursuant thereto shall for all purposes refer to the Distribution Agreement incorporating and as supplemented by this letter and that certain confirmation letter referenced above.
THIS LETTER AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK.
Sincerely yours,

CIBC World Markets Corp. By:/s/ Chris Camia Title: Executive Director

CONFIRMATION LETTER
To:    CIBC World Markets Corp.
300 Madison Avenue
8th Floor
New York, New York 10017
June 18, 2026
Ladies and Gentlemen,
Re: American Honda Finance Corporation
Medium-Term Notes, Series A
We refer to the Fourth Amended and Restated Distribution Agreement, dated August 8, 2025 (the “Distribution Agreement”), entered into in respect of American Honda Finance Corporation’s (the “Company”) Medium-Term Notes, Series A and hereby acknowledge receipt of your Agent Accession Letter to us dated June 18, 2026.
In accordance with Section 1(j) of the Distribution Agreement, we hereby confirm that, with effect from and including the date hereof, the Company has appointed CIBC World Markets Corp. (“you”), and you shall become, an Agent under the Distribution Agreement, vested with all the authority, rights, powers, duties and obligations of an Agent as if originally named as an Agent under the Distribution Agreement.
This letter and that certain accession letter dated the date hereof from you to us shall hereafter be read and construed in conjunction and as one document with the Distribution Agreement, and references to “the Agreement,” “this Agreement” or “the Distribution Agreement” in the Distribution Agreement or in any other agreement, instrument or other document executed thereunder or delivered pursuant thereto shall for all purposes refer to the Distribution Agreement incorporating and as supplemented by this letter and that certain accession letter referenced above.
Sincerely yours,

American Honda Finance Corporation By: /s/ Paul C. Honda Name: Paul C. Honda Title: Vice President and Treasurer

AGENT ACCESSION LETTER
To:    American Honda Finance Corporation
1919 Torrance Blvd.
Torrance, California 90501
June 18, 2026
Ladies and Gentlemen,
Re: American Honda Finance Corporation
Medium-Term Notes, Series A
Medium-Term Notes, Series A (the “Notes”)
We refer to the Fourth Amended and Restated Distribution Agreement dated August 8, 2025 made between you and the Agents party thereto (the “Distribution Agreement”) and to the issue of the Notes to be offered and sold thereunder.
We confirm that we are in receipt of the documents referenced below and have found them to our satisfaction or, in the case of the documents referred to in (iii) below, have waived such production:
(vii)a copy of the Distribution Agreement;
(viii)a copy of all current documents referred to in Section 3(f), 3(g) and 3(m) and the current Procedures referred to in Section 1(f) of the Distribution Agreement; and
(ix)a copy of all current documents referred to in Sections 5(b), 5(c), 5(d), 5(e) and 5(f) of the Distribution Agreement and Sections 3(o), 3(p)(i) and 3(q)(i) of the Distribution Agreement that were last furnished to the Agents in connection with the most recent amendment or supplement to the Registration Statement, the General Disclosure Package or the Prospectus.
For the purposes of the Distribution Agreement, our notice information is as follows:
Truist Securities, Inc.
50 Hudson Yards, 70th Floor
New York, New York 10001
Attention: Investment Grade Debt Capital Markets
Email: InvestmentGradeDCM@Truist.com
Facsimile: 404-926-5027
In consideration of your appointing us, pursuant to Section 1(j) of the Distribution Agreement, as an “Agent” under the Distribution Agreement, we hereby undertake, with effect from and including the date hereof, for the benefit of you and each of the other Agents, that we will perform and comply with all the duties and obligations expressed to be assumed by an Agent under or pursuant to the Distribution Agreement.

This letter and that certain confirmation letter dated the date hereof from you to us shall hereafter be read and construed in conjunction and as one document with the Distribution Agreement, and references to “the Agreement,” “this Agreement” or “the Distribution Agreement” in the Distribution Agreement or in any other agreement, instrument or other document executed thereunder or delivered pursuant thereto shall for all purposes refer to the Distribution Agreement incorporating and as supplemented by this letter and that certain confirmation letter referenced above.
THIS LETTER AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK.
Sincerely yours,

Truist Securities, Inc. By:/s/ Rob Nordlinger Title: Managing Director

CONFIRMATION LETTER
To:    Truist Securities, Inc.
50 Hudson Yards, 70th Floor
New York, New York 10001
June 18, 2026
Ladies and Gentlemen,
Re: American Honda Finance Corporation
Medium-Term Notes, Series A
We refer to the Fourth Amended and Restated Distribution Agreement, dated August 8, 2025 (the “Distribution Agreement”), entered into in respect of American Honda Finance Corporation’s (the “Company”) Medium-Term Notes, Series A and hereby acknowledge receipt of your Agent Accession Letter to us dated June 18, 2026.
In accordance with Section 1(j) of the Distribution Agreement, we hereby confirm that, with effect from and including the date hereof, the Company has appointed Truist Securities, Inc. (“you”), and you shall become, an Agent under the Distribution Agreement, vested with all the authority, rights, powers, duties and obligations of an Agent as if originally named as an Agent under the Distribution Agreement.
This letter and that certain accession letter dated the date hereof from you to us shall hereafter be read and construed in conjunction and as one document with the Distribution Agreement, and references to “the Agreement,” “this Agreement” or “the Distribution Agreement” in the Distribution Agreement or in any other agreement, instrument or other document executed thereunder or delivered pursuant thereto shall for all purposes refer to the Distribution Agreement incorporating and as supplemented by this letter and that certain accession letter referenced above.
Sincerely yours,

American Honda Finance Corporation By: /s/ Paul C. Honda Name: Paul C. Honda Title: Vice President and Treasurer